As filed with the Securities and Exchange Commission on May __, 1999
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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               The Midland Company
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             (Exact Name of Registrant as Specified in its Charter)



               Ohio                                       31-0742526
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(State of Incorporation or Organization)      (IRS. Employer Identification No.)

                             7000 Midland Boulevard
                             Amelia, Ohio 45102-2607
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                    (Address of Principal Executive Offices)

If this  form  relates  to the          If this  form  relates  to the
registration  of a class  of            registration  of a class  of
securities pursuant to Section          securities  pursuant  to  12(g)
12(b) of the Exchange Act and           of the  Exchange  Act and is
is effective pursuant to General        effective pursuant to General
Instruction  A(c), please check         Instruction A(d) please check
the following box.  [ ]                 the following box.  [ ]


Securities  Act  registration  statement file number to which this form relates:
____________ (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class to                  Name of Each Exchange on Which
      be so Registered                     Each Class Is to Be Registered
---------------------------------         --------------------------------------

---------------------------------         --------------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
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                                (Title of Class)

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                                      - 2 -


INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

1.  Item Description of Registrant's Securities to be Registered.

     The information set forth under "Description of Capital Stock--Common Stock" in the Registration Statement on Form S-3 filed by the Registrant with the Securities and Exchange Commission (File No. 333-78307) is incorporated herein by reference.

2.  Item Exhibits.

     3.1  Articles  of   Incorporation   (incorporated   by   reference  to  the
          Registrant's Form 10-Q for the quarter ended June 30, 1998)

     3.2 Code of Regulations (incorporated by reference to the Registrant's Form 10-Q for the quarter ended March 31, 1999)




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                                     - 3 -

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    THE MIDLAND COMPANY



Date:  May 27, 1999                BY:   /s/John I. Von Lehman
                                       ---------------------------------
                                            John I. Von Lehman
                                   Title:   Executive Vice President,
                                            Chief Financial Officer and
                                            Secretary